UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2016

Republic Airways Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49697 06-1449146
(Commission File Number) (IRS Employer Identification No.)

8909 Purdue Road
Suite 300
Indianapolis, IN 46268
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (317) 484-6000

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03    Bankruptcy or Receivership.

On February 25, 2016, Republic Airways Holdings Inc. (“Republic”) and certain of its wholly-owned direct and indirect subsidiaries, Republic Airways Services, Inc., Republic Airline Inc., Shuttle America Corporation, Midwest Air Group, Inc., Midwest Airlines, Inc., and Skyway Airlines, Inc. (collectively, the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”) (Case Nos. 16-10426, 16-10427, 16-10428, 16-10429, 16-10430, 16-10431 and 16-10432, respectively) (collectively, the “Chapter 11 Cases”). The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

A copy of the press release the Company issued to announce the filing is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 26, 2016, Republic received a letter from the staff at The Nasdaq Stock Market LLC (“Nasdaq”) notifying Republic that in accordance with Listing Rules 5101, 5110(b) and IM-5101-1, the staff of Nasdaq has determined that Republic’s securities will be delisted from The Nasdaq Stock Market. Given the continued listing requirements, the early status of the Chapter 11 Cases and the demands the Chapter 11 Cases have posed on Republic’s resources, Republic does not plan to appeal the Nasdaq staff’s determination to delist Republic’s common stock. Accordingly, trading of Republic’s common stock will be suspended at the opening of business on March 8, 2016, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove Republic’s securities from listing and registration on The Nasdaq Stock Market.

The Nasdaq staff’s determination was based on: (i) Republic’s February 25, 2016 filing of voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code and associated public interest concerns raised by such filing; (ii) concerns regarding the residual equity interest of the existing listed securities holders; and (iii) concerns about Republic’s ability to sustain compliance with all requirements for continued listing on The Nasdaq Stock Market.

After Republic’s common stock is delisted by Nasdaq, it may be immediately eligible to be quoted on the OTC Bulletin Board (“OTCBB”) or the “Pink Sheets.” To be quoted on the OTCBB or the Pink Sheets, a market maker must sponsor the security and comply with SEC Rule 15c2-11 before it can initiate a quote in a specific security. There can be no assurance that a market maker will apply to quote Republic’s common stock or that Republic’s common stock will become eligible to trade on the OTCBB or the Pink Sheets.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

99.1    Press Release of Republic Airways Holdings Inc. issued on February 25, 2016.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.
By:    /s/ Joseph P. Allman
Name:    Joseph P. Allman

Title:	Senior Vice President and Chief Financial Officer

Dated: February 26, 2016

EXHIBIT INDEX
Exhibit Number    Description
99.1        Press Release of Republic Airways Holdings Inc. issued on February 25, 2016.